EXHIBIT 99.1

                         INFOTECH SOLUTIONS CORPORATION

                              FINANCIAL STATEMENTS

                                December 31, 2001

                        With Independent Auditors' Report

INDEPENDENT AUDITORS' REPORT

The Board of Directors and Stockholders
Infotech Solutions Corporation

We have audited the accompanying balance sheet of Infotech Solutions Corporation as of December 31, 2001, and the related statements of income, stockholders' equity, and cash flows for the year then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with U.S. generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Infotech Solutions Corporation as of December 31, 2001, and the results of its operations and its cash flows for the year then ended in conformity with U.S. generally accepted accounting principles.

As discussed in Note 9 to the financial statements, the statements have been restated to more accurately reflect U.S. generally accepted accounting principles with respect to recognition of certain revenues. Specifically, revenues were previously recognized for software license and maintenance agreements as the licenses were sold rather than ratably over the life of the agreements. Also, revenues, and associated costs of service, had been recognized for certain charges passed directly through to customers.


/s/ Berry, Dunn, McNeil & Parker


Portland, Maine
January  11, 2002, except for Note 9, as to which the date is January 6, 2003 and Note 10, as to which date is October 31, 2002

                         INFOTECH SOLUTIONS CORPORATION

                            Balance Sheet (Restated)

                                December 31, 2001

                                     ASSETS

Current assets
     Cash and cash equivalents                                              $    681,818
     Accounts receivable                                                         609,014
     Prepaid expenses                                                             35,389
                                                                            ------------
             Total current assets                                              1,326,221
                                                                            ------------

Property and equipment

     Leasehold improvements                                                       27,912
     Furniture and fixtures                                                      100,253
     Computer equipment                                                          353,064
     Computer equipment under capital leases                                     497,369
                                                                            ------------
                                                                                 978,598
         Less accumulated depreciation and amortization                          591,897
                                                                            ------------
             Net property and equipment                                          386,701
                                                                            ------------

Purchased software, net of accumulated amortization of $131,757                   79,391
                                                                            ------------

                                                                            $  1,792,313
                                                                            ============

                      LIABILITIES AND STOCKHOLDERS' EQUITY

Current liabilities
     Current portion of capital lease obligations                           $     98,314
     Current portion of deferred revenues                                        152,100
     Accounts payable                                                            113,701
     Accrued expenses                                                             11,234
     Advance deposits                                                              9,000
                                                                            ------------
             Total current liabilities                                           384,349
                                                                            ------------

Deferred revenues, excluding current portion                                     290,833
                                                                            ------------

Capital lease obligations, excluding current portion                              79,854
                                                                            ------------

Commitments (Notes 3 and 6)

Stockholders' equity
     Common stock of no par value; 1,200,000 shares authorized;
         966,000 shares issued and outstanding                                   397,003
     Retained earnings                                                           640,274
                                                                            ------------
             Total stockholders' equity                                        1,037,277
                                                                            ------------

                                                                            $  1,792,313
                                                                            ============

The accompanying notes are an integral part of these financial statements.

                         INFOTECH SOLUTIONS CORPORATION

                         Statement of Income (Restated)

                          Year Ended December 31, 2001

Revenues
     Billing system revenues                                                 $  4,041,134
                                                                             ------------

Expenses
     Cost of services                                                           1,069,398
     Research and development                                                     811,124
     Sales and marketing                                                          853,625
     General and administrative                                                   610,480
     Depreciation and amortization                                                299,013
                                                                             ------------

                                                                                3,643,640
                                                                             ------------

             Operating income                                                     397,494

Interest income                                                                     2,938
                                                                             ------------

             Net income                                                      $    400,432
                                                                             ============

Weighted average common shares outstanding:

     Basic                                                                        966,000
                                                                             ============

     Diluted                                                                    1,150,188
                                                                             ============

Income per common share:

     Basic                                                                   $       0.41
                                                                             ============

     Diluted                                                                 $       0.35
                                                                             ============

The accompanying notes are an integral part of these financial statements.

                         INFOTECH SOLUTIONS CORPORATION

                  Statement of Stockholders' Equity (Restated)

                          Year Ended December 31, 2001

                                                                                                        Total
                                                               Common             Retained          Stockholders'
                                                                Stock             Earnings             Equity
                                                                -----             --------             ------
Balances, December 31, 2000, as previously stated           $     397,003      $     514,430      $       911,433

     Restatement of retained earnings (Note 9)                          -           (101,583)            (101,583)
                                                             ------------       ------------       --------------

Balances, December 31, 2000, as restated                          397,003            412,847              809,850

     Net income                                                         -            400,432              400,432

     Distributions                                                      -           (173,005)            (173,005)
                                                             ------------       ------------       --------------

Balances, December 31, 2001                                 $     397,003      $     640,274      $     1,037,277
                                                             ============       ============       ==============

The accompanying notes are an integral part of these financial statements.

                         INFOTECH SOLUTIONS CORPORATION

                       Statement of Cash Flows (Restated)

                          Year Ended December 31, 2001

Cash flows from operating activities
     Net income                                                                    $    400,432
     Adjustments to reconcile net income to net cash
         provided by operating activities
              Depreciation and amortization                                             299,013
              Decrease (increase) in
                  Accounts receivable                                                  (343,653)
                  Prepaid expenses                                                       14,393
              Increase in
                  Accounts payable                                                        7,285
                  Accrued expenses                                                        5,456
                  Advance deposits                                                        5,000
                  Deferred revenues                                                     341,350
                                                                                    -----------

              Net cash provided by operating activities                                 729,276
                                                                                    -----------

Cash flows from investing activities
     Purchase of property and equipment                                                (164,303)
     Purchase of software                                                               (53,732)
                                                                                    -----------

              Net cash used by investing activities                                    (218,035)
                                                                                    -----------

Cash flows from financing activities
     Distributions to stockholders                                                     (173,005)
     Principal payments under capital lease obligations                                (134,689)
                                                                                    -----------

              Net cash used by financing activities                                    (307,694)
                                                                                    -----------

              Net increase in cash and cash equivalents                                 203,547

Cash and cash equivalents, beginning of year                                            478,271
                                                                                    -----------

Cash and cash equivalents, end of year                                             $    681,818
                                                                                    ===========

Cash flow information
     Cash paid for interest                                                        $     11,599
                                                                                    ===========

Supplemental schedule of noncash investing and financing activities Acquisition of computer equipment under capital lease
         obligations                                                               $     92,320
                                                                                    ===========

The accompanying notes are an integral part of these financial statements.

Nature of Operations

The Company, which commenced operations on October 3, 1995, was formed to design, develop and market a transaction-based billing, customer care and management information software system. The system, named Voyager, is marketed to the telecommunications industry. The Company offers Voyager in two distinct ways: either utilizing a service bureau approach where the Company controls and maintains the software at its facilities while providing clients access to the system over high speed networks, or through a software license arrangement where the customer installs and maintains responsibility for the software at its facilities. Under the license arrangement, the Company enters into annual maintenance agreements to provide updates to the software for a specific fee. When operating in a service bureau arrangement, the Company negotiates contracts generally covering a three-year period of performance. Service bureau charges are based primarily upon the number of monthly bills produced or accounts maintained within the system.

1.   Summary of Significant Accounting Policies

     Use of Estimates

     The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

     Cash and Cash Equivalents

     All liquid investments with an original maturity of three months or less are considered to be cash equivalents. The Company maintains its cash in bank deposit accounts which at times may exceed federally insured limits; however, the Company has not experienced any losses in such accounts and believes it is not exposed to risk with respect to these accounts.

     Property and Equipment

     Property and equipment are recorded at cost and depreciated over the estimated useful lives of the assets using the straight-line method. Computer equipment under capital leases is stated at the lower of the present value of minimum lease payments at the beginning of the lease term or fair value at inception of the lease, and is amortized over the lesser of the estimated useful lives of the assets or the lease term using the straight-line method.

1.   Significant Accounting Policies (Concluded)

     Software Development Costs

     The Company capitalized costs incurred during 1995 and 1996 for the production of its Voyager billing and management software program. Costs capitalized included direct labor and related overhead for software produced by the Company. Costs were capitalized until the software became commercially available and employed at the Company's first client at the end of July 1996. Amortization of the software development costs commenced in August 1996, and is being charged to operations over five years using the straight-line method.

     Purchased Software

     Purchased software is recorded at cost and amortized using the straight-line method over five years.

     Advertising

     Advertising costs are charged to operations in the year incurred and totaled $43,729 in 2001.

     Income Taxes

     The Company, with the consent of its stockholders, has elected to be taxed as an S Corporation under the provisions of the Internal Revenue Code, which provides that, in lieu of corporate income taxes, the stockholders are taxed on their proportionate share of the Company's taxable income. The financial statements do not include any provision or liability for corporate federal income taxes.

     Revenue Recognition

     Billing system revenues are recognized as services are provided. The Company licenses certain software applications to subscribers to the billing system services under license and maintenance agreements. The software license and maintenance revenues are recognized ratably over the terms of the related agreements.

     Earnings per Common Share

     Basic earnings per common share ("EPS") is computed by dividing income available to common stockholders by the weighted-average number of common shares outstanding for the period. The weighted average number of common shares outstanding for computing the basic EPS was 966,000 for the year ended December 31, 2001. Diluted EPS reflects the potential dilution that could occur if securities to issue common stock were exercised or converted to common stock. The weighted average number of common shares outstanding for computing diluted EPS, including dilutive stock options, was 1,150,188 for the year ended December 31, 2001.

2.   Capital Leases

     The Company leases a portion of the computer equipment used in its operations. The present value of the minimum lease rentals relating to this equipment has been capitalized. The related assets and obligations have been recorded using the borrowing rate implicit in the leases at inception. The leases are noncancellable, and expire at various dates through 2004. The following is a schedule of leased property under capital leases:

     Computer equipment                                              $   497,369
       Less accumulated amortization                                     329,462
                                                                      ----------

                                                                     $   167,907

     Amortization expense on computer equipment under capital leases was $132,417 in 2001.

3.   Lease Commitments

     As of December 31, 2001, the Company leased office space under various noncancellable operating leases. Future minimum lease payments required under the operating and capital leases, above, are as follows:

                                                                                 Operating         Capital
                                                                                  Leases           Leases
                                                                                  ------           ------
                             2002                                               $  75,200        $ 103,937
                             2003                                                  56,400           62,977
                             2004                                                       -           18,614
                                                                                ---------        ---------

                 Total minimum lease payments                                   $ 131,600          185,528
                                                                                =========

                 Less: Amount representing interest between 2.37% and 7.92%                          7,360
                                                                                                 ---------

                 Present value of net minimum lease payments                                       178,168
                 Less:  Current portion                                                             98,314
                                                                                                 ---------

                 Capital lease obligations, excluding current portion                            $  79,854
                                                                                                 =========

     The Company maintains a line of credit for capital leases. The line of credit is collateralized by all business assets and bears interest as determined by the bank at time of execution. The Company had $287,205 available under the agreement as of December 31, 2001.

4. Line of Credit

     The Company maintains a $150,000 line of credit with a bank. This line of credit is collateralized by all general business assets and bears interest at prime rate plus one-half percent. There are no advances outstanding as of December 31, 2001.

5. Benefit Plan

     The Company has a 401(k) plan covering all employees, which requires Company contributions equal to 25 percent of each participant's contribution up to five percent of salary. Contributions by the Company on behalf of employees combined with administrative fees totaled $19,999 for 2001.

6. Common Stock Options

     The Company has a nonqualified stock option plan. Under the plan adopted in 1995 and amended in 1998 and 2000, the Company may grant options to key employees for up to 212,000 shares. Each option entitles the employee to purchase one share of common stock. The options granted since 1997 are subject to cliff vesting four years after their grant dates. All outstanding options expire ten years after their grant dates. The fair value of the options is not material.

     A reconciliation of the options outstanding is as follows:

                                                        Options Granted         Options Granted
                                                           Before 1998             Since 1997          Total
                                                           -----------             ----------          -----
         Options outstanding, December 31, 2000                132,000                 42,300         174,300
         Options granted                                             -                 24,950          24,950
         Options forfeited                                           -                 (4,000)         (4,000)
                                                            ----------              ---------       ----------

         Options outstanding, December 31, 2001                132,000                 63,250         195,250
                                                            ==========              =========       =========

6.   Common Stock Options (Concluded)

     The following table summarizes information about stock options outstanding at December 31, 2001:

                         Number                Number               Remaining            Exercise
                      Outstanding           Exercisable         Contractual Life          Price
                      -----------           -----------         ----------------          -----
                          132,000               132,000               4.0                $   01
                            5,200                     -               7.0                  2.25
                            7,000                     -               8.0                  2.25
                           26,100                     -               9.0                  2.25
                           24,950                     -              10.0                  2.25
                      -----------            -----------            -----                ------

                          195,250               132,000               5.7                $  .74
                      ===========            ===========            =====                ======

     The Company accounts for these options in accordance with Accounting Principles Board Opinion No. 25, "Accounting for Stock Issued to Employees." As the exercise price of each option equals the estimated market price of the Company's stock on the date of the grant (or December 31, 2001 for the options granted since 1997), no compensation cost has been recognized for the plan. Had the compensation cost for the plan been determined based on the fair value of options at grant date consistent with the method described in Statement of Financial Accounting Standards No. 123, "Accounting for Stock-Based Compensation," the Company's 2001 net income would not have been materially different.

7.   Earnings Per Share

     The following table sets forth the computation of basic and diluted earnings per share:

              Net income, as reported                                        $    400,432
                                                                             ============

              Weighted-average shares outstanding                                 966,000
              Effect of dilutive stock options                                    184,188
                                                                             ------------

              Adjusted weighted-average shares outstanding                      1,150,188
                                                                             ============

              Basic earnings per share                                       $       0.41
                                                                             ============

              Diluted earnings per share                                     $       0.35
                                                                             ============

     The Company uses the treasury stock method to determine the effect of dilutive stock options. The average exercise prices of options issued in 2001 were set at the estimated market price.

8.   Concentration of Credit Risk

     The Company had six customers that accounted for 80% of total revenues in 2001.

9.   Restatement

     The Company previously recognized revenues for license and maintenance agreements as they were sold rather than ratably over the life of the agreements. The accompanying financial statements have been restated to properly recognize this revenue. The effect of the restatement was a decrease in net income of $341,350 for 2001 and a reduction in beginning retained earnings in the amount of $101,583. Additionally, revenues and cost of services were each reduced by $1,076,332, representing costs passed through to the customers, with no effect on net income.

10.  Subsequent Event

     On October 31, 2002, the Company sold all of the assets and certain liabilities for $3.5 million in cash, plus additional contingent cash consideration of up to $3.5 million based on attainment of certain defined annual revenues earned from 2003 through 2005.